EXHIBIT 10.5





                                                  May 17, 2005


Coconut Palm Acquisition Corp.
595 South Federal Highway
Suite 600
Boca Raton, Florida 33432

Morgan Joseph & Co. Inc.
600 Fifth Avenue
19th Floor
New York, New York 10020

EarlyBirdCapital, Inc.
275 Madison Avenue
Suite 1203
New York, New York 10016

                Re:     INITIAL PUBLIC OFFERING

Gentlemen:

                The undersigned officer and director of Coconut Palm Acquisition Corp. ("Company"), in consideration of Morgan Joseph & Co. Inc. ("Morgan Joseph") and EarlyBirdCapital, Inc. ("EBC") entering into a letter of intent ("Letter of Intent") to underwrite an initial public offering of the securities of the Company ("IPO") and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 10 hereof):

                1. In the event that the Company fails to consummate a Business Combination within 18 months from the effective date ("Effective Date") of the registration statement relating to the IPO (or 24 months under the circumstances described in the prospectus relating to the IPO), the undersigned will (i) cause the Trust Fund (as defined in the Letter of Intent) to be liquidated and distributed to the holders of IPO Shares and (ii) take all reasonable actions within his power to cause the Company to liquidate as soon as reasonably practicable. The undersigned hereby waives any and all right, title, interest or claim of any kind ("Claim") in or to any distribution of the Trust Fund and any remaining net assets of the Company as a result of such liquidation and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against

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the Trust Fund for any reason whatsoever.

                2. In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire an operating business, until the earlier of the consummation by the Company of a Business Combination, the liquidation of the Company or until such time as the undersigned ceases to be an officer or director of the Company, subject to any pre-existing fiduciary and contractual obligations the undersigned might have.

                3. The undersigned acknowledges and agrees that the Company will not consummate any Business Combination which involves a company which is affiliated with any of the Insiders unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to Morgan Joseph and EBC that the business combination is fair to the Company's stockholders from a financial perspective.

                4. Neither the undersigned, any member of the family of the undersigned, nor any affiliate of the undersigned ("Affiliate") will be entitled to receive and will not accept any compensation for services rendered to the Company prior to the consummation of the Business Combination; provided that commencing on the Effective Date, Royal Palm Capital Management, LLLP ("Related Party"), shall be allowed to charge the Company an allocable share of Related Party's overhead, up to $7,500 per month, to compensate it for the Company's use of Related Party's offices, utilities and personnel. Related Party and the undersigned shall also be entitled to reimbursement from the Company for their out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.

                5. Neither the undersigned, any member of the family of the undersigned, nor any Affiliate will be entitled to receive or accept a finder's fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any Affiliate originates a Business Combination.

                6. The undersigned agrees to be a Vice President and Director of the Company until the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company. The undersigned's biographical information furnished to the Company, Morgan Joseph and EBC and attached hereto as Exhibit A is true and accurate in all respects, does not omit any material information with respect to the undersigned's background and contains all of the information required to be disclosed pursuant to Item 401 of Regulation S-K, promulgated under the Securities Act of 1933. The undersigned's Questionnaire furnished to the Company, Morgan Joseph and EBC and annexed as Exhibit B hereto is true and accurate in all respects. The undersigned represents and warrants that:

        (a) he is not subject to or a respondent in any legal action for, any injunction,

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cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

        (b)     he has never been  convicted  of or pleaded  guilty to any crime
(i) involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities, and he is not currently a defendant in any such criminal proceeding; and

        (c) he has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

                7. The undersigned has full right and power, without violating any agreement by which he is bound, to enter into this letter agreement and to serve as Vice President and Director of the Company.

                8. The undersigned authorizes any employer, financial institution, or consumer credit reporting agency to release to Morgan Joseph, EBC and their legal representatives or agents (including any investigative search firm retained by Morgan Joseph and EBC) any information they may have about the undersigned's background and finances ("Information"). Neither Morgan Joseph, EBC nor their agents shall be violating the undersigned's right of privacy in any manner in requesting and obtaining the Information and the undersigned hereby releases them from liability for any damage whatsoever in that connection.

                9. This letter agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The undersigned hereby (i) agrees that any action, proceeding or claim against him arising out of or relating in any way to this letter agreement (a "Proceeding") shall be brought and enforced in the courts of the State of New York of the United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive, (ii) waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum and (iii) irrevocably agrees to appoint Graubard Miller as agent for the service of process in the State of New York to receive, for the undersigned and on his behalf, service of process in any Proceeding. If for any reason such agent is unable to act as such, the undersigned will promptly notify the Company, Morgan Joseph and EBC and appoint a substitute agent acceptable to each of the Company, Morgan Joseph and EBC within 30 days and nothing in this letter will affect the right of either party to serve process in any other manner permitted by law.

                10. As used herein, (i) a "Business Combination" shall mean an

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acquisition  by merger,  capital  stock  exchange,  asset or stock  acquisition, reorganization or otherwise, of an operating business; (ii) "Insiders" shall mean all officers, directors and stockholders of the Company immediately prior to the IPO; (iii) "Insider Shares" shall mean all of the shares of Common Stock of the Company owned by an Insider prior to the IPO; and (iv) "IPO Shares" shall mean the shares of Common Stock issued in the Company's IPO.

                                                     Mario B. Ferrari
                                                     ----------------
                                                     Print Name of Insider


                                                     /s/ Mario B. Ferrari
                                                     --------------------
                                                     Signature

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                                   Exhibit A


MARIO B. FERRARI has been our director and vice president since our inception. Mr. Ferrari is a co-founder of RPCP and has been a partner of RPCP since July 2002 and as vice president and director of Royal Palm Capital Management, Inc., since February 2005. He has also served as a director of Devcon International Corporation since July 2004 and as vice chairman of Sunair Electronics, Inc. since February 2005. From June 2000 to June 2002, he was an investment banker with Morgan Stanley & Co., where he helped start the firm's private equity placement group. Previously, Mr. Ferrari co-founded PowerUSA, LLC, a retail renewable energy services company, in October 1997 and was a managing member until September 1999. Mr. Ferrari graduated from Georgetown University, where he received his B.S., magna cum laude, in Finance and International Business.